Quarterly Report
April 30, 2024
MFS®  Emerging Markets
Equity Research Fund
EEM-Q3

Portfolio of Investments
4/30/24 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.9%
Airlines – 1.2%
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	966	$33,183
Alcoholic Beverages – 3.7%
Ambev S.A.	9,300	$21,761
China Resources Beer Holdings Co. Ltd.	8,000	36,616
Kweichow Moutai Co. Ltd.	200	47,090
		$105,467
Automotive – 4.1%
BYD Co. Ltd.	2,000	$54,817
Mahindra & Mahindra Ltd.	2,392	61,509
		$116,326
Brokerage & Asset Managers – 1.2%
B3 S.A. - Brasil Bolsa Balcao	16,600	$34,494
Moscow Exchange MICEX-RTS PJSC (a)(u)	15,769	0
		$34,494
Business Services – 2.7%
Infosys Ltd.	2,251	$38,056
Tata Consultancy Services Ltd.	834	38,190
		$76,246
Chemicals – 1.5%
UPL Ltd.	7,170	$43,422
Computer Software – 0.9%
Kingsoft Corp. Ltd.	7,800	$25,375
Computer Software - Systems – 6.8%
Samsung Electronics Co. Ltd.	3,470	$192,058
Construction – 6.0%
Anhui Conch Cement Co. Ltd.	12,500	$28,984
Midea Group Co. Ltd., “A”	6,000	57,757
Techtronic Industries Co. Ltd.	6,000	83,412
		$170,153
Consumer Products – 0.9%
Amorepacific Corp.	198	$24,244
Consumer Services – 1.3%
Localiza Rent a Car S.A.	4,040	$38,147
Electronics – 11.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	14,000	$337,338
Energy - Independent – 4.2%
Reliance Industries Ltd.	3,396	$118,928
Energy - Integrated – 3.0%
Galp Energia SGPS S.A., “B”	2,481	$53,049
LUKOIL PJSC (a)(u)	471	0
Petroleo Brasileiro S.A., ADR	1,526	25,896

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Integrated – continued
Petroleo Brasileiro S.A., ADR	452	$7,286
		$86,231
Engineering - Construction – 0.8%
Doosan Bobcat, Inc.	587	$21,848
Food & Beverages – 2.6%
Gruma S.A.B. de C.V.	2,377	$46,686
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	7,100	28,034
		$74,720
Food & Drug Stores – 0.7%
Jeronimo Martins, SGPS, S.A.	940	$19,342
Forest & Paper Products – 1.1%
Suzano S.A.	2,700	$30,397
Gaming & Lodging – 0.5%
Sands China Ltd. (a)	5,600	$13,267
Insurance – 3.6%
AIA Group Ltd.	5,200	$38,131
Ping An Insurance Co. of China Ltd., “H”	8,000	36,477
Samsung Fire & Marine Insurance Co. Ltd.	124	27,639
		$102,247
Leisure & Toys – 4.7%
NetEase, Inc., ADR	390	$36,453
Tencent Holdings Ltd.	2,200	96,725
		$133,178
Major Banks – 4.8%
Banco Bradesco S.A., ADR	10,137	$27,370
Bandhan Bank Ltd.	13,508	30,398
Erste Group Bank AG	1,054	49,095
National Bank of Greece S.A. (a)	3,757	30,311
		$137,174
Medical Equipment – 0.9%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., “A”	600	$25,157
Metals & Mining – 3.9%
Industries Qatar Q.S.C.	11,567	$38,917
PT United Tractors Tbk	26,900	41,070
Vale S.A., ADR	2,650	32,250
		$112,237
Natural Gas - Distribution – 1.8%
China Resources Gas Group Ltd.	16,300	$51,571
Other Banks & Diversified Financials – 13.5%
China Merchants Bank Co. Ltd.	9,000	$39,279
Credicorp Ltd.	193	31,963
Emirates NBD Bank PJSC	7,974	36,908
HDFC Bank Ltd.	2,847	51,869
IndusInd Bank Ltd.	2,088	37,930
Kasikornbank PLC	7,800	27,466
KB Financial Group, Inc.	1,101	59,664

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – continued
Kotak Mahindra Bank Ltd.	2,218	$42,806
PT Bank Negara Indonesia (Persero) Tbk	170,800	55,148
Sberbank of Russia PJSC (a)(u)	11,152	0
		$383,033
Precious Metals & Minerals – 1.1%
Gold Fields Ltd., ADR	2,004	$32,405
Restaurants – 1.4%
Yum China Holdings, Inc.	1,111	$40,563
Specialty Stores – 2.8%
PDD Holdings, Inc., ADR (a)	279	$34,925
Walmart de Mexico S.A.B. de C.V.	12,002	44,783
		$79,708
Telecommunications - Wireless – 2.2%
Advanced Info Service Public Co. Ltd.	7,400	$39,436
Etihad Etisalat Co.	1,710	23,708
		$63,144
Telephone Services – 1.9%
Hellenic Telecommunications Organization S.A.	3,511	$53,506
Tobacco – 1.2%
ITC Ltd.	6,301	$32,900
Total Common Stocks		$2,808,009
Investment Companies (h) – 2.5%
Money Market Funds – 2.5%
MFS Institutional Money Market Portfolio, 5.38% (v)	71,570	$71,570

Other Assets, Less Liabilities – (1.4)%		(40,789)
Net Assets – 100.0%		$2,838,790
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $71,570 and $2,808,009, respectively.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
4/30/24 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$210,602	$429,221	$—	$639,823
India	160,889	335,119	—	496,008
Taiwan	—	337,338	—	337,338
South Korea	—	325,453	—	325,453
Brazil	217,601	—	—	217,601
Hong Kong	—	134,810	—	134,810
Mexico	124,652	—	—	124,652
Indonesia	96,218	—	—	96,218
Greece	83,817	—	—	83,817
Other Countries	163,901	188,388	0	352,289
Mutual Funds	71,570	—	—	71,570
Total	$1,129,250	$1,750,329	$0	$2,879,579
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 7/31/23	$0
Realized gain (loss)	(11,505)
Change in unrealized appreciation or depreciation	17,484
Sales	(5,979)
Balance as of 4/30/24	$0
The net change in unrealized appreciation or depreciation from investments held as level 3 at April 30,2024 is $0. At April 30, 2024, the fund held three level 3 securities.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$121,368	$558,045	$607,813	$(28)	$(2)	$71,570
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,696	$—

Supplemental Information (unaudited) – continued
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of April 30, 2024, are as follows:
China	22.5%
India	17.4%
Taiwan	11.9%
South Korea	11.5%
Brazil	7.7%
Hong Kong	4.7%
Mexico	4.4%
Indonesia	3.4%
Greece	3.0%
Other Countries	13.5%
(4) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.